SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2006

(date of earliest event reported)

BEAR STEARNS ASSET BACKED SECURITIES I LLC.

as Depositor and Master Servicer under a

Pooling and Servicing Agreement

dated as of January 1, 2006

providing for the issuance of

$1,710,544,000

Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates

Series 2006-1

Delaware	333-113636	30-0183252

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
Incorporation)		Number)

383 MADISON AVENUE

NEW YORK, NEW YORK 10179

(Address of principal executive offices)

Registrant's telephone number, including area code:

(212) 272-2000

Item 8.01.	Other Events.

The tables and materials were prepared by Bear, Stearns & Co. Inc. (the “Underwriter”) at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. Such tables and assumptions may be based on assumptions that differ from the Structuring Assumptions. Accordingly, such tables and other materials may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 99.1 Certain Computational Materials prepared by the Underwriter in connection with Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates, Series 2006-1.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus and Prospectus Supplement of Structured Asset Mortgage Investments II Inc. relating to its Bear Stearns ALT-A Trust Mortgage Pass-Through Certificates, Series 2006-1.

[8-K – Comp Materials]

                                                                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2006

BEAR STEARNS ASSET BACKED SECURITIES I LLC.
(Registrant)

By:__/s/ Baron Silverstein______________________
Baron Silverstein
Vice President
(Authorized Officer)

[8-K – Comp Materials]

                                                                                 EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
99.1	4	Computational Materials	5

[8-K – Comp Materials]

BEAR STEARNS	Bear, Stearns & Co. Inc.
ATLANTA • BOSTON • CHICAGO
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000; (212) 272-7294 fax

New Issue Free Writing Prospectus

$830,804,000 (Approximate)

Bear Stearns ALT-A Trust

Mortgage Pass-Through Certificates,

Series 2006-1, Group I

Issuer

Structure Asset Mortgage Investments II, Inc.

Depositor

EMC Mortgage Corporation

Mortgage Loan Seller

Wells Fargo Bank, National Association

Master Servicer

Bear, Stearns & Co. Inc.

Sole and Lead Underwriter

January 06, 2006

BEAR STEARNS	Bear, Stearns & Co. Inc.

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

ATLANTA • BOSTON • CHICAGO
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000; (212) 272-7294 fax

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here www.bearstearns.com/prospectus/sami or visit the following website: “www.bearstearns.com/prospectus/sami” for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

BEAR STEARNS	Bear, Stearns & Co. Inc.
ATLANTA • BOSTON • CHICAGO
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	383 Madison Avenue
FRANKFURT • GENEVA • HONG KONG	New York, N.Y. 10179
LONDON • PARIS • TOKYO	(212) 272-2000; (212) 272-7294 fax

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value given to the inputs. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements). Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances. Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 4)

$830,804,000 (Approximate)

Bear Stearns Alt-A Trust 2006-1

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Structure Asset Mortgage Investments II, Inc.

Depositor

EMC Mortgage Corporation

Mortgage Loan Seller

Wells Fargo Bank, National Association

Master Servicer

Class	Certificate Size (1)	Ratings	CE Levels (1)	Pass-Thru Rate	Window (mos)	WAL (yrs)	Certificate Type
Offered Certificates
I-1A-1	$684,937,000	AAA/Aaa	19.00% (2)	LIBOR (3)(6)	1-54	2.092	Super Senior PT
I-1A-2	$84,560,000	AAA/Aaa	9.00% (2)	LIBOR (3)(6)	1-54	2.092	Senior Support PT
I-M-1	$32,556,000	AA/Aa2	5.15% (2)	LIBOR (4)(6)	38-54	3.879	Mezzanine
I-M-2	$15,221,000	A/A2	3.35% (2)	LIBOR (4)(6)	38-54	3.842	Mezzanine
I-B-1	$9,302,000	BBB/Baa2	2.25% (2)	LIBOR (5)(6)	37-54	3.824	Subordinate
I-B-2	$4,228,000	BBB-/Baa3	1.75% (2)	LIBOR (5)(6)	37-54	3.814	Subordinate
Not Offered Hereby
I-B-3	$4,228,000	BB	Information Not Provided Herein				Subordinate
R	Notional	NR	Information Not Provided Herein				Residual

NOTES:	- Prepayment Pricing Speed Assumption is 30% CPR
- Certificates are subject to a variance of +/- 10%
- Certificates will settle flat and accrue interest on an actual/360 basis
- See Exhibit II for the expected Available Funds Cap Schedule
- See Exhibit III for yield tables run to the 20% Call.

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization (“OC”) and excess spread.
(2)

Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 1.25% as of the Cut-Off Date.

(3)

The Pass-Through Rate for the Class I-1A-1 and Class I-1A-2 Certificates will be the least of (a) a floating rate based on One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the Group I-1 mortgage loans. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class I-1A-1 and Class I-1A-2 Certificates will increase to 2 times the original margin.

(4)

The Pass-Through Rate for the Class I-M-1 and Class I-M-2 Certificates will be the least of (a) a floating rate based upon One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 5)

average of the net rates on the mortgage loans. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class I-M-1 and Class I-M-2 Certificates will increase to 1.5 times the original margin.

(5)

The Pass-Through Rate for the Class I-B-1 and Class I-B-2 Certificates will be the least of (a) a floating rate based upon One-Month LIBOR plus the respective Margin, (b) 11.500% and (c) the Net Rate Cap. The Net Rate Cap will equal the weighted average of the net rates on the mortgage loans. On the first Distribution Date after the first possible Optional Clean-Up Call Date, the margin for the Class I-B-1 and Class I-B-2 Certificates will increase to 1.5 times the original margin.

(6)

The holders of the Class I-A, Class I-M and Class I-B Certificates will be entitled to the benefit of Yield Maintenance Agreements (as described more fully herein) purchased with respect to the Offered Certificates. See Yield Maintenance Agreements below.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 6)

THE MORTGAGE LOANS

-       The mortgage loans consist of conventional, one- to four-family, hybrid and adjustable-rate mortgage loans secured by first liens on residential mortgage properties as briefly described in the table below and as more fully described in excel spreadsheet attached hereto.

-       Approximately 60.45% of the mortgage loans are non-conforming mortgage loans with balances which are greater than the conforming balance for each property type.

-       The originator of the mortgage loans are EMC Mortgage Corporation (approximately 59.35%), Waterfield (approximately 9.19%), Countrywide Mortgage (approximately 7.85%) and 17 other originators (less than 3%) . The underwriting guidelines will be more fully described in the prospectus supplement.

-       As of the Cut-Off Date, approximately 1.05% of the mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.

-       As of the Cut-Off Date, none of the mortgage loans will be greater than 30 days delinquent as of the Cut-off Date.

-       Approximately 78.39% of the mortgage loans provide for a period of interest only payments before they convert to fully amortizing. Such interest only period ranges from 1 to 10 years depending upon the product type.

-       Approximately 42.55% of the mortgage loans provide for a payment of a prepayment premium during the first six months to five years after origination. Any prepayment premiums will not be passed through to Certificateholders.

-       The information related to the mortgage loans described herein is preliminary and is meant to reflect information as of December 1, 2005. It is expected that on or prior to the Closing Date, unscheduled principal payments will reduce the principal balance of the Mortgage Loans and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 10% from amounts shown herein.

Loan Description	% of Pool	Gross WAC	Net WAC	WAM (mos.)	Gross Margin	Net Margin	Initial Cap	Period Cap	Max Rate	Mos to Roll
1-Month -LIBOR	0.31%	6.498%	6.123%	355	2.343%	1.968%	0.000%	0.000%	12.000%	1
6-Month -LIBOR	0.84%	5.516%	5.141%	326	2.261%	1.886%	1.399%	1.100%	11.938%	4
1-Yr. Hybrid ARM	7.85%	5.439%	5.064%	356	2.845%	2.470%	2.000%	2.000%	11.439%	8
2-Yr. Hybrid ARM	3.68%	7.258%	6.883%	355	3.218%	2.843%	3.376%	1.193%	12.537%	19
3-Yr. Hybrid ARM	4.72%	6.213%	5.842%	353	2.387%	2.016%	2.947%	1.489%	12.083%	31
5-Yr. Hybrid ARM	74.95%	7.306%	6.942%	356	2.274%	1.909%	5.062%	1.206%	12.409%	53
7-Yr. Hybrid ARM	1.37%	6.142%	5.774%	318	2.222%	1.854%	4.836%	1.367%	11.436%	42
10-Yr. Hybrid ARM	6.28%	6.388%	6.042%	337	2.425%	2.079%	5.050%	1.864%	11.846%	97
Totals:	100.00%	7.015%	6.650%	354	2.368%	2.003%	4.640%	1.322%	12.268%	49

PREPAYMENT PENALTY TABLE

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 7)

PrePay	% of	6 Months or Less	7 Months to 12 Months	24 Months	30 Months	36 Months	60 Months
No	57.45%	N/A	N/A	N/A	N/A	N/A	N/A
Yes	42.55%	12.96%	3.32%	0.63%	0.00%	25.59%	0.05%

* All such characteristics are based upon information
as of December 1, 2005 and are subject to a +/- 5%
variance.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 8)

Depositor:	Structured Asset Mortgage Investments II, Inc.
Originator:

The originator of the mortgage loans are EMC Mortgage Corporation (approximately 59.35%), Waterfield (approximately 9.19%), Countrywide Mortgage (approximately 7.85%) and 17 other originators (less than 3%) . The underwriting guidelines will be more fully described in the prospectus supplement.

Underlying Servicers:	EMC Mortgage Corporation(approximately 62.00%), Waterfield Subservicing (approximately 9.19%), Countrywide Mortgage (approximately 8.15%), and 14 other servicers under 5% of the deal.
Mortgage Loan Seller:	EMC Mortgage Corporation.
Master Servicer	Wells Fargo Bank, National Association.
Trustee:	JPMorgan Chase Bank.
Custodian:	Wells Fargo Bank, National Association.
Underwriter:	Bear, Stearns & Co. Inc.
Cap Provider:	An entity rated AAA/Aaa by S&P and Moodys (which may include an affiliate of the Depositor and/or Underwriter.
Offered Certificates:	The Class I-A-1, Class I-A-2, Class I-M-1, Class I-M-2, Class I-B-1 and Class I-B-2 Certificates.
Non-Offered Certificates:	The Class I-B-3 and Class R Certificates will not be publicly offered.
Collateral:	As of the Cut-off Date, the Mortgage Loans consisted of adjustable-rate, first lien, Alt-A mortgage loans totaling approximately $590,407,481.45.
Closing Date:	On or about January 31, 2006.
Cut-off Date:	The close of business on January 1, 2006.
Statistical Calculation Date:	December 1, 2005
Last Scheduled Distribution Date:	February 25, 2036
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on February 2006.
Record Date:

For each class of Offered Certificates, the business day preceding the applicable Distribution Date so long as such class of certificates are in book-entry form; and otherwise the record date shall be the last business day of the month immediately preceding the applicable Distribution Date.

Delay Days:	0 (zero) days on all Offered Certificates.

Determination Date:

The Determination Date with respect to any Distribution Date will be the 15th day of the calendar month in which such Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 9)

Interest Accrual Period:

For any Distribution Date with respect to the Offered Certificates, is the period commencing on the Distribution Date of the month immediately preceding the month in which the Distribution Date occurs or, in the case of the first period, commencing on the Closing Date, and ending on the day preceding such Distribution Date. All distributions of interest on the Offered Certificates will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period. The Offered Certificates will initially settle flat (no accrued interest).

Prepayment Period:

The Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

ERISA Considerations:

The Bear Stearns underwriter’s exemption is expected to be available for the Class I-1A-1, Class I-1A-2, Class I-M and Class I-B Certificates. A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

Legal Investment:	The Class I-1A-1, Class I-1A-2 and Class I-M-1 Certificates will be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
Tax Matters:	The Trust will be established as one or more REMICs for federal income tax purposes.
Form of Registration:	Book-entry form through DTC, Clearstream and Euroclear.
Minimum Denominations:	$100,000 and integral multiples of $1 in excess thereof.
Optional Termination:

EMC Mortgage Corporation may repurchase from the trust all of the mortgage loans at par plus accrued interest when the aggregate principal balance of the mortgage loans is reduced to 20% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Administrative Fees:	The sum of the “Servicing Fee” calculated at the “Servicing Fee Rate” of 0.369% per annum. Administrative Fees will be paid monthly on the stated principal balance of the Mortgage Loans.

Principal & Interest Advances:

Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. If the servicer fails to make delinquency advances, the Master Servicer will be obligated to make such advances, but only in an amount not to exceed the master servicing fee for the related period.

Compensating Interest:

The Master Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls (“Prepayment Interest Shortfalls”) due to partial and/or full prepayments on the Mortgage Loans.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 10)

Step-up Coupon:

If the Optional Termination is not exercised on the first Distribution Date following the Distribution Date on which it could have been exercised, the margin on each of the Class I-1A-1 Certificates and Class I-1A-2 Certificates will increase to 2.0 times their related initial margins and the margins on each of the Class I-M Certificates and Class I-B Certificates will increase to 1.5 times their related initial margins.

Credit Enhancement:

1.Excess Spread

-which will initially be equal to approximately [193] bps. per annum (before losses) as of the Cut-off Date, is expected to be available to cover losses and to build OC commencing on the Distribution Date in January 2006.

2. Any payments received from the Cap Provider

3. Overcollateralization

- Initial (% Orig.) 1.25%

- OC Target (% Orig.) 1.25%

- Stepdown (% Current) 2.50%

- OC Floor (% Orig.) 0.50%

4. Subordination

- Subordination: Initially, 19.00% for the Class I-1A-1 Certificates, 9.00% for the Class I-1A-2, 5.15% for the Class I-M-1 Certificates, 3.35% for the Class I-M-2 Certificates, 2.25% for the Class I-B-1 Certificates, 1.75% for the Class I-B-2 Certificates and 1.25% for the Class I-B-3 Certificates.

Interest Remittance Amount:

With respect to any Distribution Date, that portion of the available distribution amount for that Distribution Date that represents interest received or advanced on the Mortgage Loans (net of Administrative Fees).

Overcollateralization Amount:

The Overcollateralization Amount with respect to any Distribution Date is the excess, if any, of (i) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) over (ii) the aggregate Certificate Principal Balance of the Class A Certificates and Class M Certificates, after taking into account the distributions of principal to be made on such Distribution Date.

Overcollateralization Target Amount:

With respect to any Distribution Date, (i) prior to the Stepdown Date, an amount equal to approximately 1.25% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) approximately 2.50% of the then current aggregate outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) and (y) approximately $4,228,003 or (iii) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Distribution Date. The Overcollateralization Target Amount for the Offered Certificates is expected to be fully funded on the Closing Date.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 11)

Overcollateralization Increase Amount:

With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cashflow from the Mortgage Loans available for payment of Overcollateralization Increase Amount and (ii) the excess, if any, of (x) the Overcollateralization Target Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

Overcollateralization Release Amount:

With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) principal collected on the Mortgage Loans for that Distribution Date.

Excess Overcollateralization Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Overcollateralization Target Amount.
Stepdown Date:

The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class I-A Certificates has been reduced to zero and (ii) the later to occur of (x) the Distribution Date occurring in January 2009 and (y) the first Distribution Date for which the aggregate Certificate Principal Balance of the Class I-B and Class I-M Certificates plus the related Overcollateralization Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to [18.00]%.

Credit Enhancement Percentage:

The Credit Enhancement Percentage for any Class of Certificates for any Distribution Date is the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the class or classes subordinate thereto (including the Class CE Certificates) by (y) the aggregate principal balance of the Mortgage Loans, calculated after taking into account distributions of principal on the Mortgage Loans and distribution of the Principal Distribution Amounts to the holders of the Certificates then entitled to distributions of principal on such Distribution Date.

Trigger Event:	If either the Delinquency Test or the Cumulative Loss Test is violated.
Delinquency Test:

The Delinquency Test is violated on any Distribution Date if the percentage obtained by dividing (x) the aggregate outstanding principal balance of Mortgage Loans delinquent 60 days or more (including Mortgage Loans that are in foreclosure, have been converted to REO Properties or have been discharged by reason of bankruptcy) by (y) the aggregate outstanding principal balance of the Mortgage Loans, in each case, as of the last day of the previous calendar month, exceeds x.xx% of the Credit Enhancement Percentage.

Cumulative Loss Test:

The Cumulative Loss Test is violated on any Distribution Date if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring in Percentage

January 2008 through December 2009%

January 2009 through December 2010%

January 2010 through December 2011%

January 2011 and thereafter                                                          %

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 12)

Realized Losses:

Any Realized Losses on the mortgage loans will be allocated on any Distribution Date, first, to Net Monthly Excess Cashflow, second, in reduction of the related Overcollateralization Amount, third, to the Class I-B-3 Certificates until their Certificate Principal Balance is reduced to zero and, fourth, to the Class I-B-2 Certificates until their Certificate Principal Balance is reduced to zero and, fifth, to the Class I-B-1 Certificates until their Certificate Principal Balance is reduced to zero, sixth, to the Class I-M-2 Certificates until their Certificate Principal Balance is reduced to zero and seventh, to the Class I-M-1 Certificates until their Certificate Principal Balance is reduced to zero.

Thereafter, Realized Losses on the mortgage loans will be allocated, first to the Class I-1A-2 Certificates until zero, then to the Class I-1A-1 Certificates.

Once Realized Losses have been allocated to the Class I-A Certificates or the Class I-M Certificates, such amounts with respect to such certificates will no longer accrue interest; however, such amounts may be paid thereafter to the extent of funds available from Net Monthly Excess Cashflow.

Net WAC Rate Cap:

With respect to any distribution date and the Group I Senior Certificates, the weighted average of the Net Rates on the group I-1 mortgage loans weighted on the basis of the Stated Principal Balances thereof as of the beginning of the related Due Period, as adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis. With respect to any distribution date and the Group I Subordinate Certificates, the weighted average of the Net Rate Caps on the Class I-A Certificates weighted on the basis of the excess of the Stated Principal Balance of the mortgage loans in the related sub-loan group over the Certificate Principal Balance of the related Senior Certificates.

Pass-Through Rates:

The Pass-Through Rate with respect to each class of Offered Certificates will be the lesser of (x) the London interbank offered rate for one month United States dollar deposits, which we refer to as One-Month LIBOR plus the related Margin, and (y) the related Net WAC Rate Cap adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis.

Interest Carry Forward Amount:

As of any Distribution Date, generally equal to the sum of (i) the excess of (a) the Current Interest for such Class with respect to prior Distribution Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest thereon.

Interest Distribution Amount:

The Interest Distribution Amount for the Offered Certificates of any class on any Distribution Date is equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of that class immediately prior to the Distribution Date at the Pass-Through Rate for that class, in each case, reduced by any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest payable by the Master Servicer and any shortfalls resulting from the application of the Relief Act.

Senior Interest Distribution Amount:

The Senior Interest Distribution Amount for any Distribution Date and any Class A Certificates is equal to the Interest Distribution Amount for such Distribution Date for the related Class A Certificates and the Interest Carry Forward Amount, if any, for that Distribution Date for the related Class A Certificates.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 13)

Interest Payment Priority:

On each Distribution Date, the Interest Remittance Amount will be distributed in the following order of priority:

(i)            from the Interest Remittance Amount, to the holders of the Class I-1A-1and Class I-1A-2 Certificates pro rata based on the amount of accrued interest payable to such classes of certificates, the Senior Interest Distribution Amount allocable to such Certificates;.

(ii)           from the remaining Interest Remittance Amount, to the holders of the Class I-M-1 Certificates, the Interest Distribution Amount for such Certificates;

(iii)          from the remaining Interest Remittance Amount, to the holders of the Class I-M-2 Certificates, the Interest Distribution Amount for such Certificates;

(iv)          from the remaining Interest Remittance Amount, to the holders of the Class I-B-1 Certificates, the Interest Distribution Amount for such Certificates;

(v)           from the remaining Interest Remittance Amount, to the holders of the Class I-B-2 Certificates, the Interest Distribution Amount for such Certificates;

(vi)          from the remaining Interest Remittance Amount, to the holders of the Class I-B-3 Certificates, the Interest Distribution Amount for such Certificates;

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 14)

Principal Payment Priority:

On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amounts shall be distributed as follows:

(i)            the Principal Distribution Amount pro rata to the holders of the Class I-1A-1 and Class I-1A-2 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

(ii)           to the holders of the Class I-M-1 Certificates, any Principal Distribution Amount remaining after the distributions described in (i) above, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)          to the holders of the Class I-M-2 Certificates, any Principal Distribution Amount remaining after the distributions described in (i) and (ii) above, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)          to the holders of the Class I-B-1 Certificates, any Principal Distribution Amount remaining after the distributions described in (i), (ii) and (iii) above, until the Certificate Principal Balance thereof has been reduced to zero;

(v)           to the holders of the Class I-B-2 Certificates, any Principal Distribution Amount remaining after the distributions described in (i), (ii), (iii) and (iv) above, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)          to the holders of the Class I-B-3 Certificates, any Principal Distribution Amount remaining after the distributions described in (i), (ii), (iii), (iv) and (v) above, until the Certificate Principal Balance thereof has been reduced to zero;

Principal Payment Priority:

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount shall be distributed as follows:

(i)            the Principal Distribution Amount pro rata to the holders of the Class I-1A-1and Class I-1A-2 Certificates, in that order, to the extent of the Class A Principal Distribution Amount, until the Certificate Principal Balance of each such class has been reduced to zero;

(ii)           to the holders of the Class I-M-1 Certificates, the Class I-M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(iii)          to the holders of the Class I-M-2 Certificates, the Class I-M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(iv)          to the holders of the Class I-B-1 Certificates, the Class I-B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(v)           to the holders of the Class I-B-2 Certificates, the Class I-B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

(vi)          to the holders of the Class I-B-3 Certificates, the Class I-B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 15)

Net Monthly Excess Cashflow:

(i)            To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any related Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;

(ii)           To the holders of the Class I-A Certificates any remaining Interest Carryforward Amount not paid under Interest Distributions above;

(iii)          To the holders of the Class I-M-1 Certificates, an amount equal to the Interest Carryforward Amount and any Allocated Realized Loss Amount, in that order, for such certificates;

(i)            To the holders of the Class I-M-2 Certificates, an amount equal to the Interest Carryforward Amount and any Allocated Realized Loss Amount, in that order, for such certificates; (iv)

(v)           To the holders of the Class I-B Certificates, an amount equal to the Interest Carryforward Amount and any Allocated Realized Loss Amount for such certificate; and

(vi)          To the holders of the Class I-A Certificates, Class I-M-1 Certificates, Class I-M-2 Certificates and Class I-B Certificates, in that order, any Basis Risk Shortfall Carryforward Amounts for such certificates; and

(vii)         To the holders of the Class R Certificates, as provided in the pooling and servicing agreement.

Cap Payments:

Funds payable under the Yield Maintance Agreement

Funds payable to the trust will be distributed on each Distribution Date in the following order of priority:

1)    To the holders of the related class of Certificates, the payment of any Basis Risk Shortfall Carry Forward Amount for such distribution date, to the extent not covered by Excess Cashflow for such distribution date;

2)    From any remaining amounts, to the holders of the related class of Certificates, the payment of any Current Interest and Interest Carry Forward Amount for such class to the extent not covered by Interest Funds or Excess Cashflow on such distribution date;

3)    From any excess amounts available from the Cap Contract relating to the Class I-A Certificates, to the Class I-M-1, the Class I-M-2, the Class I-B-1, the Class I-B-2 and the Class I-B-3 Certificates, in that order, to the extent not paid pursuant to clauses first or second above; and

4)    From any remaining amounts, for deposit into the Reserve Fund.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 16)

Class I-A Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of such Class I-A Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 15.50% and (B) the Current Specified Overcollateralization Percentage.

Class I-M-1 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-M-1 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date) and (2) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 7.80% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

Class I-M-2 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-M-2 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Distribution Amounts for such Distribution Date) and (3) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 4.20% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

Class I-B-1 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-B-1 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Distribution Amounts for such Distribution Date) (3) the aggregate Certificate Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Distribution Amounts for such Distribution Date)and (4) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 2.00% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 17)

Class I-B-2 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-B-2 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Distribution Amounts for such Distribution Date) (3) the aggregate Certificate Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Distribution Amounts for such Distribution Date), (4) the aggregate Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amounts for such Distribution Date) and (5) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 1.00% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

Class I-B-3 Principal Distribution Amount:

For any Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount equal to the excess (if any) of (x) the Certificate Principal Balance of the Class I-B-3 Certificates immediately prior to such Distribution Date over (y) the excess of (a) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) over (b) the sum of (1) the aggregate Certificate Principal Balance of the Class I-A Certificates (after taking into account the payment of the Class I-A Principal Distribution Amounts for such Distribution Date), (2) the aggregate Certificate Principal Balance of the Class I-M-1 Certificates (after taking into account the payment of the Class I-M-1 Principal Distribution Amounts for such Distribution Date) (3) the aggregate Certificate Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Distribution Amounts for such Distribution Date), (4) the aggregate Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amounts for such Distribution Date) and (5) the aggregate Certificate Principal Balance of the Class I-B-2 Certificates (after taking into account the payment of the Class I-B-2 Principal Distribution Amounts for such Distribution Date) and (6) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period (after reduction for Realized Losses incurred during the related Prepayment Period) multiplied by the sum of (A) approximately 0.00% and (B) the Current Specified Overcollateralization Percentage for the mortgage pool.

Yield Maintenance Agreement:

The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to yield maintenance agreements purchased with respect to the hybrid ARM mortgage loans. The Yield Maintenance Agreement is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net WAC Cap Rate (the “Yield Maintenance Agreement”).

On each Distribution Date, payments under the Yield Maintenance Agreements will be an amount equal to the product of (i) the excess of one-month LIBOR for such Distribution Date over the strike rate, (ii) the lesser of (a) the Certificate Principal Balance of the respective class for such Distribution Date and (b) the notional balance based on certain prepayment speeds for such class on such Distribution Date as set forth below, and (iii) the actual number of days in the corresponding accrual period divided by 360. It is anticipated that the Yield Maintenance Agreement will include the following terms in the below table:

See Exhibit I for a schedule of Certificate Notional Amount by month.

See Below Strike Rates schedule by month.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 18)

Static Pool Information:

Information concerning the sponsor’s prior residential mortgage loan securitization involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at www.bearstearns.com/transactions/sami_ii/balta2006-1/index.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five yearts, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securiutized mortgage loan poolvaries from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor’s contol such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 19)

Yield Maintenance Strike Rate Schedule

	Class I-A	Class I-M-1	Class I-M-2	Class I-B-1	Class I-B-2	Class I-B-3
Distribution	Strike	Strike	Strike	Strike	Strike	Strike
Date	Rate	Rate	Rate	Rate	Rate	Rate
25-Feb-06	6.39	6.11	5.86	4.66	4.51	4.51
25-Mar-06	6.41	6.13	5.88	4.68	4.53	4.53
25-Apr-06	6.41	6.13	5.88	4.68	4.53	4.53
25-May-06	6.45	6.17	5.92	4.72	4.57	4.57
25-Jun-06	6.45	6.17	5.92	4.72	4.57	4.57
25-Jul-06	6.45	6.17	5.92	4.72	4.57	4.57
25-Aug-06	6.45	6.17	5.92	4.72	4.57	4.57
25-Sep-06	6.45	6.17	5.92	4.72	4.57	4.57
25-Oct-06	6.62	6.34	6.09	4.89	4.74	4.74
25-Nov-06	6.62	6.34	6.09	4.89	4.74	4.74
25-Dec-06	6.62	6.34	6.09	4.89	4.74	4.74
25-Jan-07	6.62	6.34	6.09	4.89	4.74	4.74
25-Feb-07	6.79	6.51	6.26	5.06	4.91	4.91
25-Mar-07	6.79	6.51	6.26	5.06	4.91	4.91
25-Apr-07	6.88	6.60	6.35	5.15	5.00	5.00
25-May-07	6.98	6.70	6.45	5.25	5.10	5.10
25-Jun-07	6.98	6.70	6.45	5.25	5.10	5.10
25-Jul-07	7.05	6.77	6.52	5.32	5.17	5.17
25-Aug-07	7.05	6.77	6.52	5.32	5.17	5.17
25-Sep-07	7.12	6.84	6.59	5.39	5.24	5.24
25-Oct-07	7.38	7.10	6.85	5.65	5.50	5.50
25-Nov-07	7.38	7.10	6.85	5.65	5.50	5.50
25-Dec-07	7.38	7.10	6.85	5.65	5.50	5.50
25-Jan-08	7.38	7.10	6.85	5.65	5.50	5.50
25-Feb-08	7.38	7.10	6.85	5.65	5.50	5.50
25-Mar-08	7.38	7.10	6.85	5.65	5.50	5.50
25-Apr-08	7.44	7.16	6.91	5.71	5.56	5.56
25-May-08	7.44	7.16	6.91	5.71	5.56	5.56
25-Jun-08	7.44	7.16	6.91	5.71	5.56	5.56
25-Jul-08	7.44	7.16	6.91	5.71	5.56	5.56
25-Aug-08	7.44	7.16	6.91	5.71	5.56	5.56
25-Sep-08	7.44	7.16	6.91	5.71	5.56	5.56
25-Oct-08	7.62	7.34	7.09	5.89	5.74	5.74
25-Nov-08	7.67	7.39	7.14	5.94	5.79	5.79
25-Dec-08	7.75	7.47	7.22	6.02	5.87	5.87
25-Jan-09	7.75	7.47	7.22	6.02	5.87	5.87
25-Feb-09	7.75	7.47	7.22	6.02	5.87	5.87
25-Mar-09	7.75	7.47	7.22	6.02	5.87	5.87
25-Apr-09	7.75	7.47	7.22	6.02	5.87	5.87
25-May-09	7.75	7.47	7.22	6.02	5.87	5.87
25-Jun-09	7.79	7.51	7.26	6.06	5.91	5.91
25-Jul-09	7.79	7.51	7.26	6.06	5.91	5.91
25-Aug-09	7.84	7.56	7.31	6.11	5.96	5.96
25-Sep-09	7.87	7.59	7.34	6.14	5.99	5.99

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 20)

25-Oct-09	7.87	7.59	7.34	6.14	5.99	5.99
25-Nov-09	7.87	7.59	7.34	6.14	5.99	5.99
25-Dec-09	7.91	7.63	7.38	6.18	6.03	6.03
25-Jan-10	7.91	7.63	7.38	6.18	6.03	6.03
25-Feb-10	7.91	7.63	7.38	6.18	6.03	6.03
25-Mar-10	7.97	7.69	7.44	6.24	6.09	6.09
25-Apr-10	7.97	7.69	7.44	6.24	6.09	6.09
25-May-10	7.97	7.69	7.44	6.24	6.09	6.09
25-Jun-10	7.97	7.69	7.44	6.24	6.09	6.09
25-Jul-10	8	7.72	7.47	6.27	6.12	6.12
25-Aug-10	8	7.72	7.47	6.27	6.12	6.12
25-Sep-10	8	7.72	7.47	6.27	6.12	6.12
25-Oct-10	8	7.72	7.47	6.27	6.12	6.12
25-Nov-10	8.11	7.83	7.58	6.38	6.23	6.23
25-Dec-10	8.84	8.56	8.31	7.11	6.96	6.96

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 21)

Exhibit I

Yield Maintenance Notional Balance Schedule

(All Notional Balances run at 24%CPR

	Class I-A	Class I-M-1	Class I-M-2	Class I-B-1	Class I-B-2	Class I-B-3
Distribution	Notional	Notional	Notional	Notional	Notional	Notional
Date	Amount	Amount	Amount	Amount	Amount	Amount
25-Feb-06	769,497,000	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Mar-06	750,193,235	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Apr-06	731,330,397	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-May-06	712,897,241	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Jun-06	694,883,975	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Jul-06	677,281,052	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Aug-06	660,079,392	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Sep-06	643,269,628	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Oct-06	626,843,302	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Nov-06	610,807,121	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Dec-06	595,137,378	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Jan-07	579,824,407	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Feb-07	564,859,983	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Mar-07	550,236,232	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Apr-07	535,945,366	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-May-07	521,979,819	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Jun-07	508,335,044	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Jul-07	495,000,842	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Aug-07	481,970,817	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Sep-07	469,237,374	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Oct-07	456,795,317	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Nov-07	444,637,075	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Dec-07	432,755,547	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Jan-08	421,144,468	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Feb-08	409,797,672	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Mar-08	398,708,902	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Apr-08	387,872,558	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-May-08	377,282,839	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Jun-08	366,934,207	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Jul-08	356,821,183	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Aug-08	346,938,413	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Sep-08	337,280,664	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Oct-08	327,842,517	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Nov-08	318,618,345	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Dec-08	309,603,715	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Jan-09	300,794,632	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Feb-09	292,184,524	32,556,000	15,221,000	9,302,000	4,228,000	4,228,000
25-Mar-09	292,184,524	30,623,378	12,955,679	7,917,596	3,598,752	3,598,752
25-Apr-09	288,354,920	27,077,612	12,659,674	7,736,698	3,516,530	3,516,530
25-May-09	281,766,282	26,458,914	12,370,412	7,559,922	3,436,180	3,436,180

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 22)

25-Jun-09	275,327,761	25,854,313	12,087,741	7,387,173	3,357,662	3,357,662
25-Jul-09	269,035,944	25,263,488	11,811,511	7,218,361	3,280,932	3,280,932
25-Aug-09	262,887,494	24,686,125	11,541,575	7,053,395	3,205,951	3,205,951
25-Sep-09	256,875,756	24,121,600	11,277,641	6,892,098	3,132,637	3,132,637
25-Oct-09	251,001,243	23,569,961	11,019,732	6,734,482	3,060,996	3,060,996
25-Nov-09	245,260,742	23,030,907	10,767,706	6,580,461	2,990,990	2,990,990
25-Dec-09	239,651,122	22,504,142	10,521,426	6,429,952	2,922,580	2,922,580
25-Jan-10	234,169,405	21,989,389	10,280,762	6,282,875	2,855,730	2,855,730
25-Feb-10	228,812,683	21,486,372	10,045,585	6,139,152	2,790,404	2,790,404
25-Mar-10	223,572,881	20,994,335	9,815,542	5,998,566	2,726,504	2,726,504
25-Apr-10	218,448,184	20,513,107	9,590,552	5,861,068	2,664,007	2,664,007
25-May-10	213,431,612	20,042,032	9,370,309	5,726,471	2,602,829	2,602,829
25-Jun-10	208,529,761	19,581,729	9,155,102	5,594,952	2,543,051	2,543,051
25-Jul-10	203,740,015	19,131,954	8,944,817	5,466,441	2,484,639	2,484,639
25-Aug-10	199,059,817	18,692,466	8,739,342	5,340,869	2,427,563	2,427,563
25-Sep-10	194,486,559	18,263,020	8,538,562	5,218,166	2,371,792	2,371,792
25-Oct-10	190,017,775	17,843,384	8,342,369	5,098,266	2,317,294	2,317,294
25-Nov-10	185,650,869	17,433,315	8,150,648	4,981,100	2,264,039	2,264,039
25-Dec-10	181,379,086	17,032,179	7,963,103	4,866,486	2,211,944	2,211,944

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 23)

Exhibit II

Available Funds Rate Cap

	Class I-A-1	Class I-A-2	Class II-M-1	Class II-M-2	Class II-B-1	Class II-B-2	Class II-B-3
Distribution	Effective	Effective	Effective	Effective	Effective	Effective	Effective
Date	Rate	Rate	Rate	Rate	Rate	Rate	Rate
25-Feb-06	4.65	4.76	4.95	5.2	6.4	6.55	6.55
25-Mar-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Apr-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jun-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Aug-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Sep-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Oct-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Nov-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Dec-06	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jan-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Feb-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Mar-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Apr-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jun-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Aug-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Sep-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Oct-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Nov-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Dec-07	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jan-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Feb-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Mar-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Apr-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jun-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Aug-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Sep-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Oct-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Nov-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Dec-08	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jan-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Feb-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Mar-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Apr-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 24)

25-Jun-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Aug-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Sep-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Oct-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Nov-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Dec-09	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jan-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Feb-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Mar-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Apr-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-May-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jun-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5
25-Jul-10	11.5	11.5	11.5	11.5	11.5	11.5	11.5

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 25)

Exhibit III

Yield Tables

Class I-A-1 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	4.78	4.79	4.79	4.79	4.79	4.79	4.78	4.75
Avg Life	7.59	5.34	4	3.14	2.54	2.08	1.45	0.98
Prin Start	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006
Prin End	5/25/2034	1/25/2031	9/25/2026	11/25/2022	12/25/2019	10/25/2017	8/25/2014	6/25/2012
Prin Win	340	300	248	202	167	141	103	77

Class I-A-2 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	4.9	4.91	4.92	4.92	4.92	4.92	4.91	4.87
Avg Life	7.59	5.34	4	3.14	2.54	2.08	1.45	0.98
Prin Start	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006
Prin End	5/25/2034	1/25/2031	9/25/2026	11/25/2022	12/25/2019	10/25/2017	8/25/2014	6/25/2012
Prin Win	340	300	248	202	167	141	103	77

Class I-M-1 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	5.1	5.11	5.12	5.12	5.12	5.12	5.15	5.22
Avg Life	13.47	9.68	7.31	5.84	4.95	4.42	4.03	4.71
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	3/25/2009	4/25/2009	6/25/2009	11/25/2009
Prin End	6/25/2034	4/25/2031	12/25/2026	2/25/2023	3/25/2020	12/25/2017	9/25/2014	8/25/2012
Prin Win	265	253	215	169	133	105	64	34

Class I-M-2 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	5.37	5.39	5.4	5.4	5.4	5.4	5.43	5.5
Avg Life	13.47	9.68	7.32	5.82	4.91	4.34	3.79	3.75
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	3/25/2009	3/25/2009	4/25/2009	7/25/2009
Prin End	7/25/2034	5/25/2031	1/25/2027	4/25/2023	4/25/2020	1/25/2018	10/25/2014	8/25/2012
Prin Win	266	254	216	171	134	107	67	38

Class I-B-1 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.66	6.7	6.73	6.74	6.75	6.75	6.81	6.97
Avg Life	13.47	9.68	7.32	5.82	4.89	4.31	3.69	3.52
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	2/25/2009	3/25/2009	3/25/2009	4/25/2009
Prin End	7/25/2034	6/25/2031	2/25/2027	4/25/2023	5/25/2020	1/25/2018	11/25/2014	8/25/2012
Prin Win	266	255	217	171	136	107	69	41

Class I-B-2 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.82	6.86	6.9	6.91	6.92	6.92	6.97	7.13
Avg Life	13.47	9.68	7.32	5.83	4.88	4.29	3.64	3.41
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	2/25/2009	2/25/2009	3/25/2009	4/25/2009
Prin End	7/25/2034	6/25/2031	3/25/2027	5/25/2023	5/25/2020	2/25/2018	11/25/2014	9/25/2012
Prin Win	266	255	218	172	136	109	69	42

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 26)

Class I-B-3 to Maturity
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.82	6.86	6.9	6.91	6.92	6.92	6.97	7.12
Avg Life	13.47	9.68	7.32	5.83	4.88	4.27	3.64	3.35
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	2/25/2009	2/25/2009	2/25/2009	3/25/2009
Prin End	8/25/2034	7/25/2031	3/25/2027	5/25/2023	5/25/2020	2/25/2018	11/25/2014	9/25/2012
Prin Win	267	256	218	172	136	109	70	43

Class I-A-1 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	4.76	4.76	4.76	4.75	4.75	4.75	4.74	4.74
Avg Life	6.66	4.52	3.34	2.61	2.09	1.72	1.23	0.93
Prin Start	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006
Prin End	10/25/2019	8/25/2015	2/25/2013	8/25/2011	7/25/2010	10/25/2009	10/25/2008	2/25/2008
Prin Win	165	115	85	67	54	45	33	25

Class I-A-2 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	4.87	4.87	4.87	4.87	4.86	4.86	4.86	4.85
Avg Life	6.66	4.52	3.34	2.61	2.09	1.72	1.23	0.93
Prin Start	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006	2/25/2006
Prin End	10/25/2019	8/25/2015	2/25/2013	8/25/2011	7/25/2010	10/25/2009	10/25/2008	2/25/2008
Prin Win	165	115	85	67	54	45	33	25

Class I-M-1 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	5.07	5.07	5.07	5.07	5.07	5.07	5.07	5.07
Avg Life	11.28	7.74	5.71	4.55	3.88	3.53	2.74	2.07
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	3/25/2009	4/25/2009	10/25/2008	2/25/2008
Prin End	10/25/2019	8/25/2015	2/25/2013	8/25/2011	7/25/2010	10/25/2009	10/25/2008	2/25/2008
Prin Win	89	65	49	31	17	7	1	1

Class I-M-2 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	5.33	5.33	5.33	5.33	5.32	5.33	5.33	5.33
Avg Life	11.28	7.74	5.71	4.54	3.84	3.45	2.74	2.07
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	3/25/2009	3/25/2009	10/25/2008	2/25/2008
Prin End	10/25/2019	8/25/2015	2/25/2013	8/25/2011	7/25/2010	10/25/2009	10/25/2008	2/25/2008
Prin Win	89	65	49	31	17	8	1	1

Class I-B-1 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.58	6.58	6.58	6.57	6.57	6.57	6.57	6.57
Avg Life	11.28	7.74	5.71	4.54	3.82	3.42	2.74	2.07
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	2/25/2009	3/25/2009	10/25/2008	2/25/2008
Prin End	10/25/2019	8/25/2015	2/25/2013	8/25/2011	7/25/2010	10/25/2009	10/25/2008	2/25/2008
Prin Win	89	65	49	31	18	8	1	1

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1, Group I

Computational Materials (Page 27)

Class I-B-2 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.73	6.73	6.73	6.73	6.73	6.73	6.73	6.73
Avg Life	11.28	7.74	5.71	4.54	3.81	3.4	2.74	2.07
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	2/25/2009	2/25/2009	10/25/2008	2/25/2008
Prin End	10/25/2019	8/25/2015	2/25/2013	8/25/2011	7/25/2010	10/25/2009	10/25/2008	2/25/2008
Prin Win	89	65	49	31	18	9	1	1

Class I-B-3 to Call
100-00	10.00% CPR	15.00% CPR	20.00% CPR	25.00% CPR	30.00% CPR	35.00% CPR	45.00% CPR	55.00% CPR
Yield	6.73	6.73	6.73	6.73	6.73	6.73	6.73	6.73
Avg Life	11.28	7.74	5.71	4.54	3.81	3.38	2.74	2.07
Prin Start	6/25/2012	4/25/2010	2/25/2009	2/25/2009	2/25/2009	2/25/2009	10/25/2008	2/25/2008
Prin End	10/25/2019	8/25/2015	2/25/2013	8/25/2011	7/25/2010	10/25/2009	10/25/2008	2/25/2008
Prin Win	89	65	49	31	18	9	1	1

Contact Information

Contacts

MBS Trading

Paul Van Lingen	Tel: (212) 272-4976
Senior Managing Director	pvanlingen@bear.com

MBS Structuring

Mark Michael	Tel: (212) 272-5451
Managing Director	mmichael@bear.com

MBS Banking

Diana Cerchio	Tel: (212) 272-7073
Associate Director	dcerchio@bear.com

Jared Nearpass	Tel: (212) 272-4414
Analyst	jnearpass@bear.com

Syndicate

Carol Fuller	Tel: (212) 272-4955
Senior Managing Director	cfuller@bear.com

Angela Ward	Tel: (212) 272-4955
Vice-President	award@bear.com

Rating Agencies

Dan Tegen– S&P	Tel: (212) 438-8432
daniel_tegen@standardandpoors.com

Todd Swanson – Moody’s	Tel: (415) 274-1714
TODD.SWANSON@MOODYS.com

BEAR STEARNS

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

New Issue Computational Materials

$ 909,085,000 (approximate)

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Bear Stearns Asset Backed Securities I, LLC.

Depositor

Wells Fargo Bank, National Association

Master Servicer

Bear, Stearns & Co. Inc.

Lead Underwriter

All Statistical Information is based upon information as of December 1, 2005

January 12, 2006

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 1 -

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

STATEMENT REGARDING FREE WRITING PROSPECTUS

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus you request it by calling toll free 1-866-803-9204.

This free writing prospectus does not contain all information that is required to be included in the base prospectus and the prospectus supplement. Please click here www.bearstearns.com/prospectus/sami or visit the following website: “www.bearstearns.com/prospectus/sami” for a copy of the base prospectus applicable to this offering.

The Information in this free writing prospectus is preliminary and is subject to completion or change.

The Information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this free writing prospectus is preliminary, and will be superseded by the preliminary prospectus. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Certificates until we have accepted your offer to purchase Certificates. We will not accept any offer by you to purchase Certificates, and you will not have any contractual commitment to purchase any of the Certificates until after you have received the preliminary prospectus. You may withdraw your offer to purchase Certificates at any time prior to our acceptance of your offer

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 2 -

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities described therein.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information”, please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value given to the inputs.  Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments),  interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data,  reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, remittance reports and trustee statements).  Models used in any analysis may be proprietary, the results therefore, may be difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested using assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed facts and circumstances.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be accurate, complete or current.  Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid  and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by Bear Stearns or any other person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market at any time, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns or may be assigned to any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: Bear Stearns and/or individuals associated therewith may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 3 -

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

$909,085,000(approx)

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Hybrid ARM Mortgage Loans

Class	Certificate Size (1)	Ratings	Credit Enhance %age (2)	Interest Rate Type	Collateral Type	Certificate Type
II-1A-1	$300,000,000	AAA/Aaa	18.00%	WAC (3)	5-Yr. Conforming Hybrid	Group II-1 Super Senior PT
II-1X-1	Notional (4)	AAA/Aaa	9.00%	WAC (4)	5-Yr. Conforming Hybrid	Group II-1 Interest Only
II-1A-2	$292,222,000	AAA/Aaa	18.00%	WAC (5)	5-Yr. Conforming Hybrid	Group II-1 Super Senior PT
II-1A-3	$65,000,000	AAA/Aa1	9.00%	WAC (5)	5-Yr. Conforming Hybrid	Group II-1 Senior Support PT
II-1X-2	Notional (6)	AAA/Aaa	9.00%	WAC (6)	5-Yr. Conforming Hybrid	Group II-1 Senior Interest Only
II-2A-1	$112,185,000	AAA/Aaa	18.00%	WAC (7)	5-Yr. Non-Conforming Hybrid No Prepay	Group II-2 Super Senior PT
II-2A-2	$12,313,000	AAA/Aa1	9.00%	WAC (7)	5-Yr. Non-Conforming Hybrid No Prepay	Group II-2 Senior Support PT
II-2X-1	Notional (8)	AAA/Aaa	9.00%	WAC (8)	5-Yr. Non-Conforming Hybrid No Prepay	Group II-2 Senior Interest Only
II-3A-1	$60,157,000	AAA/Aaa	18.00%	WAC (9)	7-Yr. Hybrid	Group II-3 Super Senior PT
II-3A-2	$6,603,000	AAA/Aa1	9.00%	WAC (9)	7-Yr. Hybrid	Group II-3 Senior Support PT
II-3X-1	Notional (10)	AAA/Aaa	9.00%	WAC (10)	7-Yr. Hybrid	Group II-3 Senior Interest Only
II-B-1	$35,897,000	AA/Aa2	5.15%	WAC (11)	Total Portfolio of Group II	Group II Crossed Subordinate
II-B-2	$15,384,000	A/2	3.50%	WAC (11)	Total Portfolio of Group II	Group II Crossed Subordinate
II-B-3	$9,324,000	BBB/Baa2	2.50%	WAC (11)	Total Portfolio of Group II	Group II Crossed Subordinate
Non Offered Certificates
II-B-4	$10,257,000	BB/NR	1.40%	WAC (11)	Total Portfolio of Group II	Group II Crossed Subordinate
II-B-5	$7,925,000	B/NR	0.55%	WAC (11)	Total Portfolio of Group II	Group II Crossed Subordinate
II-B-6	$5,130,441	NR/NR	0.00%	WAC (11)	Total Portfolio of Group II	Group II Crossed Subordinate

(1)	The Certificate Sizes are approximate and subject to a +/- 10% variance.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 4 -

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

(2)	The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and additional rating agency analysis.
(3)

Up to and including the distribution date in December 2010, The Class II-1A-1 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-1 Mortgage Loans minus [1.085]. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.400%]. After the distribution date in December 2010, the Class II-1A-1 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-1 Mortgage Loans.

(4)

Up to and including the distribution date in December 2010, the Class II-1X-1 Certificates will bear interest at a fixed pass-through rate equal to [1.085%] based on a notional balance equal to the aggregate current principal balance of the Class II-1A-1 Certificates. After the distribution date in December 2010, the Class II-1X-1 Certificates will not bear any interest.

(5)

Up to and including the distribution date in December 2010, The Class II-1A-2 and Class II-1A-3 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-1 Mortgage Loans minus [0.485]. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.000%]. After the distribution date in December 2010, the Class II-1A-2 and Class II-1A-3 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-1 Mortgage Loans.

(6)

Up to and including the distribution date in December 2010, the Class II-1X-2 Certificates will bear interest at a fixed pass-through rate equal to [0.485%] based on a notional balance equal to the aggregate current principal balance of the Class II-1A-2 and Class II-1A-3 Certificates. After the distribution date in December 2010, the Class II-1X-2 Certificates will not bear any interest.

(7)

Up to and including the distribution date in November 2010, The Class II-2A-1 and Class II-2A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-2 Mortgage Loans minus [0.100]. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.727%]. After the distribution date in November 2010, the Class II-2A-1 and Class II-2A-2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-2 Mortgage Loans.

(8)

Up to and including the distribution date in November 2010, the Class II-2X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.100%] based on a notional balance equal to the aggregate current principal balance of the Class II-2A-1 and Class II-2A-2 Certificates. After the distribution date in November 2010, the Class II-2X-1 Certificates will not bear any interest.

(9)

Up to and including the distribution date in December 2012, The Class II-3A-1 and Class II-3A-2 Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II-3 Mortgage Loans minus [0.100]. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [5.718%]. After the distribution date in December 2012, the Class II-3A-1 and Class II-3A-2 Certificates will bear interest at a variable rate equal to the weighted average of the Net Rates of the Group II-3 Mortgage Loans.

(10)

Up to and including the distribution date in December 2012, the Class II-3X-1 Certificates will bear interest at a fixed pass-through rate equal to [0.100%] based on a notional balance equal to the aggregate current principal balance of the Class II-3A-1 and Class II-3A-2 Certificates. After the distribution date in December 2012, the Class II-3X-1 Certificates will not bear any interest.

(11)

The Class II-B Certificates will bear interest at a variable rate (the Pass-Through Rate) equal to the weighted average of the Net Rates of the Group II Mortgage Loans in each Mortgage Loan Group weighted in proportion to the results of subtracting from the aggregate principal balance of each Mortgage Loan Group, the aggregate Current Principal Balance of the related Class of Senior Certificates. The Pass-Through Rate with respect to the first Interest Accrual Period is expected to be approximately [6.336%].

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 5 -

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

Description of the Collateral:

The Mortgage Loans are indexed to the conventional, adjustable rate Six-Month LIBOR, One-Year LIBOR and One-Year CMT indexed mortgage loans with initial rate adjustments occurring either five or seven years after the date of origination (“Hybrid Arms”). The Mortgage Loans are secured by first liens on one- to four-family residential properties. Approximately 90.53% (by principal balance) of the mortgage pool allow for payments of interest only for a term equal to the initial fixed period of the mortgage loan. After such interest only period, such mortgage loans will fully amortize over its remaining term. The remaining approximately 9.47% of the mortgage loans fully amortize over their original term (generally 30-years). Below is a further summary of the collateral characteristics of the Mortgage Loans by each mortgage loan group and the total pool (expected, as of December 1, 2005):

›

The mortgage loans have penalties for full or partial prepayments in the percentages in the immediately following table and further detailed in the attached Collateral Tables. The prepayment penalties are generally soft, therefore borrowers will not be required to pay the penalty if house is sold. On hard prepay penalties the Servicer cannot waive the prepayment penalty, unless enforcement would violate applicable state laws.

Group	No PrePay	6 Months or Less	7 Months to 12 Months	24 Months	30 Months	36 Months	42 Months	60 Months
Group II-1	58.29%	9.48%	1.71%	0.72%	0.04%	29.75%	0.00%	0.00%
Group II-2	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Group II-3	68.97%	3.92%	0.00%	0.69%	0.00%	26.42%	0.00%	0.00%
Total	65.25%	7.65%	1.32%	0.61%	0.03%	25.13%	0.00%	0.00%

›

Approximately 20.21% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac).

›	The two states with the largest concentration are California (18.67%) and Arizona (12.82%).
›	The non-zero weighted average FICO score is 712.
›	The weighted average LTV is 76.13%. The weighted average CLTV including subordinate financing at the time of origination is 89.21%.
›	Approximately 0.00% of the mortgage loans have an LTV over 80% without any primary mortgage insurance coverage.

MLG	% of Pool	Gross WAC	Net WAC	WAM (mos.)	Gross Margin	Net Margin	Initial Cap	Period Cap	Max Rate	Mos to Roll
II-1 – 5 yr. Conforming Hybrid	77.46%	6.860%	6.485%	358	2.269%	1.894%	5.078%	1.181%	11.947%	58
II-2– 5 yr. Non Conforming Hybrid	14.67%	6.203%	5.828%	357	2.324%	1.949%	5.101%	1.687%	11.307%	57
II-3 – 7 yr. Hybrid	7.87%	6.160%	5.818%	357	2.327%	1.984%	5.215%	1.577%	11.375%	81
Totals:	100.00%	6.708%	6.336%	358	2.282%	1.909%	5.092%	1.286%	11.808%	60

NOTE: the information related to the mortgage loans described herein reflects information as of the December 1, 2005. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the mortgage loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the mortgage loans, as reflected herein, of up to 5%. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of up to 5% from amounts shown on the front cover hereof.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 6 -

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

SUMMARY OF TERMS:

Depositor:	Bear Stearns Asset Backed Securities I, LLC.
Seller:	EMC Mortgage Corporation.
Underlying Servicer

The Mortgage Loans will be serviced by EMC Mortgage Corporation (approx. 70.06%), Waterfield Subserviced (approximately 12.20%), GMAC Mortgage (approximately 8.83%), HSBC Mortgage (approximately 5.95%), and 3 other servicers that are each equal to or under 3% of the entire pool.

Originator:

The Originators for the Mortgage Loans are EMC Mortgage Corporation (approximately 68.14%), Waterfield (approximately 12.20%), GMAC Mortgage (approximately 8.83%), Bear Stearns Residential Mortgage (approximately 4.06%), and 7 other originators that are each under 3% of the entire pool.

Master Servicer/ Paying Agent:	Wells Fargo Bank, National Association.
Trustee	JP Morgan Chase Bank
Underwriter:	Bear, Stearns & Co. Inc.
Cut-off Date:	January 1, 2006.
Closing Date:	January 31, 2006.
Rating Agency:

The senior certificates will be rated by two of the three rating agencies and the subordinate certificates will be rated by one of the three rating agencies. The rating agencies include Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) and or Fitch Ratings (“Fitch”).

Legal Structure:	The Trust will be established as one or more REMIC’s for federal income tax purposes.
Optional Clean-Up Call:

The Depositor, or its designee, may purchase all the loans in the trust after the scheduled principal balance of the mortgage loans remaining in the trust has been reduced to less than 10% of the scheduled principal balance of the mortgage loans as of the Cut-off Date, thereby causing termination and early retirement of the certificates.

Distribution Date:	25th day of each month (or if such 25th day is not a business day, the next succeeding), commencing in February 25, 2006.
Last Scheduled Distribution Date:	February 25, 2036
Statistical Calculation Date:	December 1, 2005
Offered Certificates:

The Class II-1A-1, Class II-1X-1, Class II-1A-2, Class II-1A-3, Class II-1X-2, Class II-2A-1, Class II-2A-2, Class II-2X-1, Class II-3A-1, Class II-3A-2, Class II-3X-1, Class II-B-1, Class II-B-2 and Class II-B-3.

Non-Offered Certificates:	The Class II-B-4, Class II-B-5 and Class II-B-6 Certificates.
Remittance Type:	Scheduled/Scheduled.
Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream and Euroclear.
ERISA Considerations:

The Offered Certificates are expected to be eligible for purchase by ERISA plans. A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Certificates to a transaction prohibited or not otherwise permissible under ERISA.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

-Page 7 -

Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

SMMEA Eligibility:	The Offered Certificates, other than the Class are expected to constitute “mortgage related securities” for purposes of SMMEA.
Denominations:	The Offered Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.
Record Date:	With respect to the Certificates and any Distribution Date, the last day of the prior calendar month.
Delay Days:	With respect to the Certificates, 24 days.
Interest Accrual Period:

The Interest Accrual Period on the Certificates and any Distribution Date, the one-month period preceding the month in which such distribution date occurs prior to such Distribution Date. Distributions of interest on the Certificates will be based on a 360-day year and a 30 day month.

Prepayment Period:

The Prepayment Period with respect to any Distribution Date is the period commencing on the 16th day of the month prior to the month in which the related Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

Compensating Interest:

On each Distribution Date, the Servicer is required to pay Compensating Interest up to the amount of the Servicing Fee to cover prepayment interest shortfalls due to partial and/or full prepayments on the mortgage loans that occurred during the Prepayment Period.

Advancing Obligation:	The Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent deemed recoverable.
Prepayment Assumption:	A 100% prepayment assumption assumes that the outstanding principal balance of the Mortgage Loans prepays at a constant prepayment rate (“CPR”) of 25% in every month of the life of such pool.
Servicing Fee:

With respect to each mortgage loan, a fee that accrues at the Servicing Fee Rate on the same principal balance on which the interest on the mortgage loan accrues for the calendar month. The Weighted Average Servicing Fee Rate for the pool of mortgage loans is 0.373% per annum.

Underwriting Standards:	The mortgage loans were underwritten to the guidelines of the Originator as more fully described in the prospectus supplement.
Credit Enhancement:

Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure. The Subordinate Certificates provide credit support for the Senior Certificates and other Subordinate Certificates with a lower class designation.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

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Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

Cash-Flow Description:

Distributions on the Certificates will be made on the 25th day of each month (or the next business day). Distributions on the Senior Certificates will generally be made from the Available Funds of the related Loan Group. Distributions on the Class II-B Certificates will be made from Available Funds of all four Loan Groups. “Available Funds” for any distribution date and with respect to each Loan Group will be an amount that generally includes (1) all previously undistributed principal and interest portions of scheduled payments, principal prepayments and the principal and interest portions of net liquidation proceeds, (2) any monthly advances and compensating interest payments made by the Master Servicer or Servicer for such distribution date in respect of the Mortgage Loans in the related Loan Group, (3) any amounts reimbursed by the Master Servicer in connection with losses on certain eligible investments and (4) under limited circumstances, certain prepayments allocated from the Available Funds of another Loan Group, net of (x) fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Trustee and the Custodian and (y) investment earnings on amounts on deposit in the master servicer collection account and the distribution account. Available Funds for each Loan Group will be distributed according to the following priority:

Available Funds:

Group II-1 Available Funds

1)    Payments of interest to the holders of the Class II-1A-1, Class II-1X-1, Class II-1A-2, Class II-1A-3 and Class II-1X-2 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and

2)    Payments of principal to the holders of the Class II-1A-1, Class II-1A-2 and Class II-1A-3 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group II-1.

Group II-2 Available Funds

1)    Payments of interest to the holders of the Class II-2A-1, Class II-2A-2 and Class II-2X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and

2)    Payments of principal to the holders of the Class II-2A-1 and Class II-2A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group II-2.

Group II-3 Available Funds

1)    Payments of interest to the holders of the Class II-3A-1, Class II-3A-2 and Class II-3X-1 Certificates based on the interest due and payable, at a rate equal to their respective Pass-Through Rates (as described on page 2 hereof); and

2)    Payments of principal to the holders of the Class II-3A-1and Class II-3A-2 Certificates based on their respective Current Principal Amounts, in an amount equal to the Senior Optimal Principal Amount for Mortgage Loan Group II-3.

Shifting Interest:

The Senior Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans up to and including [January 2013]. The Senior Prepayment Percentage can be reduced to the Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or

50% for each test date.

Notwithstanding the foregoing, if after 3 years the current Subordinate Percentage is equal to two times the initial Subordinate Percentage and (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed a) on or prior to [January 2009], 20% or b) after [January 2009], 30%, then prepayments will be allocated among all certificates on a pro rata basis.

If doubling occurs prior to the third anniversary and the above delinquency and loss tests are met, then 50% of the subordinate prepayment percentage can be allocated to the subordinate classes.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

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Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2006-1 Group II

Computational Materials

Allocation of Losses:

Realized Losses on the Mortgage Loans will be allocated to the most junior class of Certificates outstanding beginning with the Class II-B-6 Certificates, until the Certificate Principal Balance of each Subordinate Class has been reduced to zero.

Thereafter, Realized Losses on the Group II-1 Mortgage Loans will be allocated first to the Class II-1A-3 Certificates until reduced to zero and then pro rata to the Class II-1A-2 and Class II-1A-3 Certificates, Realized Losses on the Group II-2 Mortgage Loans will be allocated first to the Class II-2A-2 Certificates until zero and then to the Class II-2A-1 Certificates, Realized Losses on the Group II-3 Mortgage Loans will be allocated first to the Class II-3A-2 Certificates until reduced to zero and then to the Class II-3A-1 Certificates.

Static Pool Information:

Information concerning the sponsor’s prior residential mortgage loan securitization involving prime or alternative-a mortgage loans secured by first lien mortgages or deeds of trust in residential real properties issued by the depositor is available on the internet at www.bearstearns.com/transactions/sami_ii/balta2006-1/index.html. On this website, you can view for each of these securitizations, summary pool information as of the applicable securitization cut-off date and delinquency, cumulative loss, and prepayment information as of each distribution date by securitization for the past five yearts, or since the applicable securitization closing date if the applicable securitization closing date occurred less than five years from the date of this term sheet. Each of these mortgage loan securitizations is unique, and the characteristics of each securiutized mortgage loan poolvaries from each other as well as from the mortgage loans to be included in the trust that will issue the certificates offered by this term sheet. In addition, the performance information relating to the prior securitizations described above may have been influenced by factors beyond the sponsor’s contol such as housing prices and market interest rates. Therefore, the performance of these prior mortgage loan securitizations is likely not to be indicative of the future performance of the mortgage loans to be included in the trust related to this offering.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	January 12, 2006

This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. All amounts are approximate and subject to change.

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Bear Stearns Alt-A Trust

Mortgage Pass-Through Certificates, Series 2005-10 Group II

Computational Materials

Contact Information

MBS Trading

Paul Van Lingen	Tel: (212) 272-4976
Senior Managing Director	pvanlingen@bear.com
Mark Michael	Tel: (212) 272-5451
Managing Director	mmichael@bear.com

MBS Structuring

Derek Schaible	Tel: (212) 272-1319
dschaible@bear.com

MBS Banking

Diana Cerchio	Tel: (212) 272-7073
Associate Director	dcerchio@bear.com
Jared Nearpass	Tel: (212) 272-4414
Analyst	jnearpass@bear.com

Syndicate

Carol Fuller	Tel: (212) 272-4955
Senior Managing Director	cfuller@bear.com
Angela Ward	Tel: (212) 272-4955
Vice-President	award@bear.com

Rating Agencies

Mike Messer– S&P	Tel: (212) 438-1618
michael_messer@standardandpoors.com
Chris Corcino – Moody’s	Tel: (212) 553-
Chris.corcino@moodys.com

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976	December 8, 2005

This information should be considered only after reading Bear Stearns’ Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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